UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): December 8, 2004


                               ARADYME CORPORATION
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             (Exact name of registrant as specified in its charter)


            Delaware                      000-50038             33-0619254
 -------------------------------   -----------------------   -------------------
 (State or other jurisdiction of  (Commission File Number)     (IRS Employer
  incorporation or organization)                             Identification No.)


                  677 E 700 S, Suite 201
                     American Fork, UT                     84003
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         (Address of principal executive offices)        (Zip code)


                                  801-756-9585
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              (Registrant's telephone number, including area code)


                                       n/a
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

              ITEM 1.01--ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On December 8, 2004, Aradyme Corporation ("Aradyme") entered into a 65-month lease, commencing January 15, 2005, for 10,000 square feet of office space in the Canyon Park Technology Center in Orem, Utah, which is owned by TCU Properties III, LLC.

         Under the terms of the lease, Aradyme agrees to pay approximately $82,000 in 2005, $190,000 in 2006, $242,000 in 2007, $251,000 in 2008, and
$259,000 in 2009. Aradyme's office space will expand to 13,096 square feet in January 2006, to 14,639 square feet in July 2006, and to 16,185 square feet in January 2007. The lease also grants Aradyme a right of first refusal on approximately 13,000 additional square feet of office space in the same building.

      ITEM 2.03--CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

         The information provided above in response to Item 1.01 is hereby incorporated herein by this reference.
                               ___________________

         This report contains statements about the future, sometimes referred to as "forward-looking" statements. Forward-looking statements are typically identified by the use of the words "believe," "may," "should," "expect," "anticipate," "estimate," "project," "propose," "plan," "intend" and similar words and expressions. We intend that the forward-looking statements will be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Statements that describe our future strategic plans, goals or objectives are also forward-looking statements.

         Although we have attempted to identify important factors that could cause actual results to differ materially, there may be other factors that cause the forward-looking statements not to come true as described in this report. These forward-looking statements are only predictions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially. While we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. The forward-looking information is based on present circumstances and on our predictions respecting events that have not occurred, that may not occur, or that may occur with different consequences from those now assumed or anticipated. For a discussion of additional contingencies and uncertainties to which information respecting future events is subject, see Aradyme's Annual Report on Form 10-KSB for the year ended September 30, 2003, and other SEC reports.

                  ITEM 9.01--FINANCIAL STATEMENTS AND EXHIBITS

         The following is filed as an exhibit to this report:

   Exhibit
    Number            Title of Document                             Location
-------------- ---------------------------------------------------- ------------

     10        Material Contracts
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    10.01      Canyon Park Technology Center Office Building        Attached
               Lease Agreement

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  ARADYME CORPORATION
                                                  Registrant


Dated:  December 14, 2004                         By  /s/ Kirk Tanner
                                                    ----------------------------
                                                    Kirk Tanner,
                                                    President

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